                                                            Exhibit 24.1




                               POWER OF ATTORNEY


                             Landstar System, Inc.
                           Annual Report on Form 10-K
                         for fiscal year ended 12/30/00


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Henry H. Gerkens, and Michael L. Harvey, and each of them, with full power in each to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of Landstar System, Inc.
(the "Company"), the Annual Report on Form 10-K of the Company for the fiscal year ended December 30, 2000, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.


                                       David G. Bannister
                                       --------------------------
                                       David G. Bannister


DATED:  February 7, 2001

                               POWER OF ATTORNEY


                             Landstar System, Inc.
                           Annual Report on Form 10-K
                         for fiscal year ended 12/30/00


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Henry H. Gerkens, and Michael L. Harvey, and each of them, with full power in each to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of Landstar System, Inc.
(the "Company"), the Annual Report on Form 10-K of the Company for the fiscal year ended December 30, 2000, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.


                                       Ronald W. Drucker
                                       --------------------------
                                       Ronald W. Drucker


DATED:  February 7, 2001

                               POWER OF ATTORNEY


                             Landstar System, Inc.
                           Annual Report on Form 10-K
                         for fiscal year ended 12/30/00


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Henry H. Gerkens, and Michael L. Harvey, and each of them, with full power in each to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of Landstar System, Inc.
(the "Company"), the Annual Report on Form 10-K of the Company for the fiscal year ended December 30, 2000, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.


                                       William S. Elston
                                       --------------------------
                                       William S. Elston

DATED:  February 7, 2001

                               POWER OF ATTORNEY


                             Landstar System, Inc.
                           Annual Report on Form 10-K
                         for fiscal year ended 12/30/00


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Henry H. Gerkens, and Michael L. Harvey, and each of them, with full power in each to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of Landstar System, Inc.
(the "Company"), the Annual Report on Form 10-K of the Company for the fiscal year ended December 30, 2000, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.


                                       Diana M. Murphy
                                       --------------------------
                                       Diana M. Murphy

DATED:  February 7, 2001

                               POWER OF ATTORNEY


                             Landstar System, Inc.
                           Annual Report on Form 10-K
                         for fiscal year ended 12/30/00


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Henry H. Gerkens, and Michael L. Harvey, and each of them, with full power in each to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of Landstar System, Inc.
(the "Company"), the Annual Report on Form 10-K of the Company for the fiscal year ended December 30, 2000, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

                                       Merritt J. Mott
                                       --------------------------
                                       Merritt J. Mott


DATED:  February 7, 2001